TRADE AND OTHER RECEIVABLES (Details) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
TRADE AND OTHER RECEIVABLES.
Trade receivables	$ 1,076	$ 1,028
Less: Loss Allowance	(49)	(57)	$ (71)
Trade receivables - net	1,027	971
Derivatives - forward foreign exchange, currency swaps and interest rate contracts	47	39
Other receivables	114	95
Prepayments	76	79
Total trade and other receivables, current	1,264	1,184
Other non-current assets	12	15
Total trade and other receivables	$ 1,276	$ 1,199